Virtus KAR Small-Cap Core Fund,

a series of Virtus Equity Trust

Supplement dated May 17, 2018 to the Prospectus and

Statement of Additional Information dated March 6, 2018, as supplemented

Important Notice to Investors

The following subsection is hereby added under the heading “How to Buy Shares” in the fund’s Prospectus and Statement of Additional Information:

Important Information about Virtus KAR Small-Cap Core Fund

Effective on July 31, 2018, Virtus KAR Small-Cap Core Fund will be no longer available for purchase by new investors (except as described below). The fund will continue to be available for purchase by existing investors; however, the fund reserves the right to refuse any order that may disrupt the efficient management of the fund. Beginning on July 31, 2018, only the following investors may make purchases in the fund:

•	Current shareholders of the fund, whether they hold their shares directly or through a financial intermediary, may continue to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gains. Financial intermediaries may continue to purchase shares on behalf of existing shareholders only.
•	Exchanges into the fund may only be made by shareholders with an existing account in the fund.
•	An investor who has previously entered into a letter of intent with the Distributor prior to the closing date may fulfill the obligation.
•	Trustees of the fund, trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus, its affiliates, and their family members, may continue to open new accounts.
•	New and additional investments may be made through firm or home office discretionary platform models within mutual fund advisory (WRAP) programs and other fee-based programs established with the Distributor prior to July 31, 2018.
•	The fund will also remain open to existing Defined Contribution and Defined Benefit retirement plans and will continue to accept payroll contributions and other types of purchase transactions into the fund from both existing and new participants in those plans only.

Notwithstanding the above exceptions, the fund may discontinue new and subsequent sales through any financial intermediary at its discretion.

The fund and the Distributor reserve the right to modify these exceptions at any time, including on a case-by-case basis.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VET 8019/CloseSCCF (5/2018)